UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2026

Alumis Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42143	86-1771129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 East Grand Avenue

South San Francisco, California 94080

(Address of principal executive offices)

Registrant’s telephone number, including area code: (650) 231-6625

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ALMS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On January 6, 2026, Alumis Inc. (the “Company” or “Alumis”) issued a press release titled “Alumis’ Envudeucitinib Delivers Leading Skin Clearance Among Next-Generation Oral Plaque Psoriasis Therapies in Phase 3 Program”. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference.

Additionally, on January 6, 2026, the Company posted an updated corporate presentation to the investor section of its website. A copy of the corporate presentation is filed herewith as Exhibit 99.2 and is incorporated by reference.

The information contained in the slides is summary information that is intended to be considered in the context of the more complete information included in the Company’s filings with the Securities and Exchange Commission (“SEC”) and other public announcements that the Company has made and may make from time to time by press release or otherwise. The Company undertakes no duty or obligation to update or revise the information contained in the presentation in this Current Report on Form 8-K, although it may do so from time to time as its management believes is appropriate. Any such update may be made through the filing of other reports or documents with the SEC.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of federal securities laws, including the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “aims,” “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “plans,” “possible,” “potential,” “seeks,” “will” and variations of these words or similar expressions that are intended to identify forward-looking statements. All statements, other than statements of historical facts, including without limitation those regarding Alumis’s plans to submit an NDA in the second half of 2026, the potential for envudeucitinib to transform the treatment landscape for IL-23/IL-17–driven diseases as well as those driven by Type I interferon, the potential for envudeucitinib to meaningfully elevate care for and effectively reduce the full burden of disease for patients with moderate-to-severe plaque psoriasis, the timing of Alumis’ topline readout in its LUMUS Phase 2b program and statements regarding Alumis’ future plans and prospects, including development of its clinical pipeline; and any assumptions underlying any of the foregoing, are forward-looking statements. Any forward-looking statements in this press release are based on Alumis’ current expectations, estimates and projections only as of the date of this release and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. Readers are cautioned that actual results, levels of activity, safety, efficacy, performance or events and circumstances could differ materially from those expressed or implied in Alumis’ forward-looking statements due to a variety of risks and uncertainties, which include, without limitation, risks and uncertainties related to whether regulatory authorities determine that envudeucitinib in moderate-to-severe plaque psoriasis is sufficiently safe and efficacious and grant regulatory approval; whether regulatory authorities accept for filing Alumis’ planned NDA submission; Alumis’ ability to obtain regulatory approval of and ultimately commercialize Alumis’ clinical candidates, the timing and results of preclinical and clinical trials, Alumis’ ability to fund development activities and achieve development goals, and Alumis’ ability to protect its intellectual property. Additional information on the above risks and uncertainties and additional risks, uncertainties and factors that could cause actual results to differ materially from those in the forward-looking statements are contained in Alumis’ filings and reports with the SEC under the heading “Risk Factors” and elsewhere in such filings and reports, including any future reports Alumis may file with the SEC from time to time. Alumis explicitly disclaims any obligation to update any forward-looking statements except to the extent required by law.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description

99.1	Press Release, dated January 6, 2026, titled Alumis’ Envudeucitinib Delivers Leading Skin Clearance Among Next-Generation Oral Plaque Psoriasis Therapies in Phase 3 Program.

99.2	Corporate Presentation dated January 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alumis Inc.

By:	/s/ John Schroer
John Schroer
Chief Financial Officer

Dated: January 6, 2026